UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2013

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, and Telephone Number	IRS Employer Identification No.

1-32853	DUKE ENERGY CORPORATION (a Delaware corporation) 550 South Tryon Street Charlotte, North Carolina 28202-1803 704-382-3853	20-2777218

1-3543	DUKE ENERGY INDIANA, INC. (an Indiana corporation) 1000 East Main Street, Plainfield, Indiana 46168 704-382-3853	35-0594457

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01.  Other Events.

On June 10, 2013, Duke Energy Indiana, Inc. announced that the Edwardsport Generating Station (the “Plant”) had completed the necessary steps to be declared in-service on June 7, 2013, and had begun commercial operation.  The Plant is a 618 megawatt advanced technology coal gasification plant located in Knox County, Indiana which uses advanced technology to gasify coal, strip out pollutants, and then burn that cleaner gas to produce electricity.  The technology substantially reduces the environmental impact of burning coal to produce electric power.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: June 10, 2013	By:	/s/ Julia S. Janson
Executive Vice President, Chief Legal Officer and Corporate Secretary

DUKE ENERGY INDIANA, INC.

Date: June 10, 2013	By:	/s/ Julia S. Janson
Executive Vice President and Chief Legal Officer